UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported event): September 29, 2005
FLUOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-16129 (Commission File Number)	33-0927079 (IRS Employer Identification Number)

One Enterprise Drive Aliso Viejo, California (Address of principal executive offices)	92656-2606 (Zip Code)
(949) 349-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 8.01. Other Events.
     On October 4, 2005, Fluor Corporation issued a press release entitled “Caribbean Resort Hotel Case Resolved on No-Liability Basis” (the “Press Release”) relating to the stipulation to a judgment of no liability in favor of either side in its dispute with a developer of a resort hotel in the Caribbean, and the dismissal of the action with prejudice. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
Number	Description
99.1	Press Release Issued by Fluor Corporation on October 4, 2005 entitled “Caribbean Resort Hotel Case Resolved on No-Liability Basis.”
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 4, 2005	Fluor Corporation
	By:	/s/ Lawrence N. Fisher
Lawrence N. Fisher
Chief Legal Officer and Secretary

FLUOR CORPORATION
INDEX OF EXHIBITS

Exhibit
Number	Description
99.1	Press Release Issued by Fluor Corporation on October 4, 2005 entitled “Caribbean Resort Hotel Case Resolved on No-Liability Basis.”